Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

        Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certify as follows:

1.	Benjamin M. Cutler is the Chairman of the Board and Chief Executive Officer of USHEALTH Group, Inc., formerly Ascent Assurance, Inc., (the “Company”).

2.	Cynthia B. Koenig is the Senior Vice President and Chief Financial Officer of the Company.

3.	To the best of our knowledge:

(A)

The Company’s Form 10-Q for the quarterly period ended March 31, 2005 accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 4, 2005

/s/ Benjamin M. Cutler Benjamin M. Cutler Chairman of the Board and Chief Executive Officer

/s/ Cynthia B. Koenig Cynthia B. Koenig Senior Vice President and Chief Financial Officer